SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Ellsworth Growth and Income Fund Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELLSWORTH GROWTH AND INCOME FUND LTD.

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 15, 2017

To the Shareholders of

ELLSWORTH GROWTH AND INCOME FUND LTD.

Notice is hereby given that the Annual Meeting of Shareholders of the Ellsworth Growth and Income Fund Ltd., a Delaware statutory trust (the “Fund”), will be held on Monday, May 15, 2017, at 8:30 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Trustees of the Fund, to be elected by the holders of the Fund’s common shares;

2.	To revise the Fund’s fundamental investment restriction regarding borrowing money and issuing senior securities; and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 23, 2017, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUC TIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO
Secretary

April 5, 2017

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the proxy card.

ELLSWORTH GROWTH AND INCOME FUND LTD.

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2017

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Ellsworth Growth and Income Fund Ltd., a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 15, 2017, at 8:30 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. Proxy Materials will first be mailed to shareholders on or about April 5, 2017.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company (“AST”), the Fund’s transfer agent, and affiliates of AST or other representatives of the Fund also may solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies with respect to Proposal 1 for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended September 30, 2016, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees and “FOR” the revision of the Fund’s fundamental investment restriction regarding borrowing money and issuing senior securities as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after

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the initial record date.

The close of business on March 23, 2017, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

Each shareholder is entitled to one vote for each full share held. On the record date, there were 12,905,897 Common Shares, par value $0.01 per share (“Common Shares”), outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares and
Beneficial Owner(s)	Title of Class	Nature of Ownership	Percent of Class

Morgan Stanley Smith Barney LLC	Common	1,213,467	9.40%
1585, Broadway
New York, NY 10036

UBS Group AG	Common	850,722	6.59%
Bahnhofstrasse 45
P.O. Box CH-8021
Zurich, Switzerland

First Trust Portfolios L.P.	Common	648,716	5.03%
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders

Election of	Common Shareholders,
Trustees	vote to elect four Trustees:
Kinchen C. Bizzell,
James P. Conn,
Frank J. Fahrenkopf, Jr., and
Michael J. Melarkey

Revision of	Common Shareholders, vote to approve
Fundamental	the revision of the Fund’s fundamental
Investment	investment restriction regarding borrowing
Restriction	money and issuing senior securities.

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PROPOSAL 1: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of eleven Trustees, nine of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Kinchen C. Bizzell, James P. Conn, Frank J. Fahrenkopf, Jr., and Michael J. Melarkey have each been nominated by the Board for election to serve a three year term to expire at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Dr. Bogan has served as a Trustee of the Fund since 1986. Mr. Platt has served as a Trustee since 1997, Mr. Harding has served as a Trustee since 2007, and Mr. Bizzell has served as a Trustee since 2008. Messrs. Conn, Dinsmore, Fahrenkopf, Gabelli, Melarkey, Nakamura, and van Ekris became Trustees of the Fund on November 1, 2015. All of the Trustees, with the exception of Mr. Dinsmore, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2020 Annual Meeting of Shareholders

Kinchen C. Bizzell

James P. Conn

Frank J. Fahrenkopf, Jr.

Michael J. Melarkey

Trustees Serving Until 2019 Annual Meeting of Shareholders

James A. Dinsmore

Elizabeth C. Bogan

Anthonie C. van Ekris

Trustees Serving Until 2018 Annual Meeting of Shareholders

Mario J. Gabelli

Daniel D. Harding

Nicolas W. Platt

Kuni Nakamura

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios in
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INTERESTED TRUSTEES(4):

Mario J. Gabelli Chairman Age: 74	Since 2015***	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	32

James A. Dinsmore President and Trustee Age: 34	Since 2015**	Portfolio Manager for Gabelli Funds, LLC; President of the Fund; Executive Vice President of the Bancroft Fund Ltd. (2013-2015); Executive Vice President of the Fund (January 2013-February 2014); Vice President of the Fund and the Bancroft Fund Ltd. (2009-2012)	—	1

INDEPENDENT TRUSTEES/NOMINEES(5):

Kinchen C. Bizzell Trustee Age: 62	Since 2008*	Private Investor; Managing Director of CAVU Securities (securities broker-dealer) (2013-2016); Investor Relations Managing Director (1998- 2013) and Senior Counselor (after 2013) at Burson-Marsteller (global public relations and communications)	—	2

Elizabeth C. Bogan Trustee Age: 72	Since 1990**	Senior Lecturer in Economics at Princeton University	—	2

James P. Conn Trustee Age: 79	Since 2015*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	27

Frank J. Fahrenkopf, Jr.(6) Trustee Age: 77	Since 2015*	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	12

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	Term of			Number of
	Office and			Portfolios in
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

Daniel D. Harding Trustee Age: 64	Since 2007***	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (2010-2012)	Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations and Ocean Reef Medical Center Foundation	3

Michael J. Melarkey Trustee Age: 66	Since 2015*	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)	16

Kuni Nakamura Trustee Age: 48	Since 2015***	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	26

Nicolas W. Platt Trustee Age: 63	Since 1997***	Private Investor; Member of NYSE MKT LLC Committee on Securities; Former Mayor of Township of Harding, New Jersey; Managing Director of FTI Consulting Inc. (international consulting company) (March 2009 – May 2011)		2

Anthonie C. van Ekris(6) Trustee Age: 82	Since 2015**	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	22

OFFICERS:

Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(7)	During Past Five Years

Agnes Mullady Treasurer Age: 58	Since 2015	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary and Vice President Age: 44	Since 2015	Vice President of GAMCO Investors, since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 57	Since 2015	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Laurissa M. Martire Ombudsman Age: 40	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.

Wayne C. Pinsent Ombudsman Age: 31	Since 2016	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Research Analyst for G. research, LLC since 2010; Marketing for GAMCO Investors Inc. 2008-2010

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2016.
(6)	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns and retires or until his or her successor is duly elected and qualifies.
*	Nominee to serve, if elected, until the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2019 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2018 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board of one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA. Mr. Dinsmore has been President of the Fund since February 2014, and serves as a portfolio manager of the Fund and other funds in the Fund Complex. He was Executive Vice President of Bancroft Fund Ltd. from 2013 until 2015. He was Executive Vice President of the Fund from January 2013 until February 2014. He served as Vice President of the Fund and the Bancroft Fund Ltd. from 2009 through 2012. He received a B.A. degree in Economics from Cornell University and an M.B.A. in Finance and marketing from Rutgers University.

Independent Trustees/Nominees

Kinchen C. Bizzell, CFA. Mr. Bizzell is a private investor. He was a Managing Director of CAVU Securities, a New York institutional securities broker-dealer from 2013 until 2016. At CAVU, Mr. Bizzell was a Compliance Officer and a Financial Institution Group Investment Banker. From 1998 until 2003, Mr. Bizzell was an Investor Relations Managing Director and later a Senior Counselor at Burson-Marsteller, a global public relations and communications firm. He advised clients on earnings warnings and restatements, mergers and acquisitions, and bankruptcies. He started his career as a lawyer and was a partner in the New York law firm of Mendes & Mount, counsel to Lloyd’s of London and British insurers. Mr. Bizzell serves on the Fund’s Audit Committee and in the same capacity for another fund in the Fund Complex. Mr. Bizzell is a member of the New York State Bar. He holds twelve securities licenses from the Financial Industry Regulatory Authority including: Research Analyst (Series 86, 87) and Principal registration for Financial and Operations, General Securities, Municipal Securities and Registered Options (Series 27, 24, 53, 4). Mr. Bizzell received his Bachelor’s degree from North Carolina State University and Juris Doctor degree from Duke University.

Elizabeth C. Bogan, Ph.D. Dr. Bogan has been Senior Lecturer in Economics at Princeton University since 1992. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on the Fund’s Audit Committee and also serves in the same capacity for another fund in the Fund Complex. She received her Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

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James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and a member of the Fund’s ad hoc Proxy Voting Committee. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Mr. Fahrenkopf serves on the Fund’s Nominating Committee and on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Daniel D. Harding, CFA. Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. He is General Partner of Latitude Capital LLC, a private investment firm specializing in asset backed lending and tax lien securities. Mr. Harding serves as Chairman of the Fund’s Audit Committee and is the Fund’s designated Audit Committee Financial Expert. He serves in the same capacities for another fund in the Fund Complex. Mr. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner, he was a Trust Investment Officer at American National Bank and a partner and associate for the Rockefeller Family Office. He is a director of TRC, a private asset management firm, and was a director of Legg Mason Investment Counsel, LLC and Chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations, and Ocean Reef Medical Center Foundation. He received his undergraduate degree from Colgate University, and is a CFA and CIC charterholder.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno Nevada. He is Chairman of the Fund’s Nominating Committee and serves as a member of one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s ad hoc Proxy Voting Committee and a member of the Fund’s Audit Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura

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serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Nicolas W. Platt. Mr. Platt is a private investor and former Mayor of the Township of Harding, New Jersey. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees. He serves on comparable or other committees for another fund in the Fund Complex on whose board he sits. Mr. Platt served as Managing Director of FTI Consulting Inc., an international financial consulting company, from March 2009 until May 2011. Prior to March 2009, he was a senior executive with WPP Group, plc subsidiaries Ogilvy Worldwide and Young & Rubicam – Burson-Marsteller’s corporate practice. He spent thirteen years in leadership roles at both the New York and American Stock Exchanges. At the AMEX, Mr. Platt oversaw the exchange’s domestic and international listing efforts and was the liaison to the investment banking community. Mr. Platt is a member of the NYSE MKT LLC Committee on Securities, which reviews the continued listing qualifications for companies on the NYSE MKT LLC. He sits on the boards of several non-public organizations. Mr. Platt received his Bachelor’s degree from Skidmore College and an M.A. in Economics from Columbia University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/ export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. Mr. Gabelli, an Interested Trustee, serves as Chairman of the Board. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees, other than Messrs. Mario J. Gabelli and James A. Dinsmore, are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the

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Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	A	E
James A. Dinsmore	C	E

INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	D	D
Elizabeth C. Bogan	E	E
James P. Conn	B	E
Frank J. Fahrenkopf, Jr.	A	E
Daniel D. Harding	E	E
Michael J. Melarkey	C	E
Kuni Nakamura	C	E
Nicolas W. Platt	B	D
Anthonie C. van Ekris	C	E

*	Key to Dollar Ranges
A. None
B. $1–$10,000
C. $10,001–$50,000
D. $50,001–$100,000
E. Over $100,000
All shares were valued as of December 31, 2016.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

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Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	0	*
James A. Dinsmore	3,767	*

INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	6,827	*
Elizabeth C. Bogan	13,970	*
James P. Conn	1,000	*
Frank J. Fahrenkopf, Jr.	0	*
Daniel D. Harding	13,304	*
Michael J. Melarkey	2,750	*
Kuni Nakamura	3,286	*
Nicolas W. Platt	700	*
Anthonie C. van Ekris	6,000(3)	*

EXECUTIVE OFFICERS:
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act.

(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes less than 1% of the total Common Shares outstanding.

(3)	All 6,000 Common Shares are owned by Mr. van Ekris’ children for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

	Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Trustee/Nominee	Trustee/Nominee	Company	Title of Class	Interests(1)	Class(2)
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$8,715	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$9	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,187,704	*
Michael J. Melarkey	Same	Gemini Global Partners, L.P.	Limited Partner Interests	$652,874	6.26%
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$1,560	*
Michael J. Melarkey	Same	ICTC Group Inc.	Common Stock	$20,280	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Common Stock	$36,224	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Warrants	$36	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$138,000	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,032	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$8	*
Anthonie C. van Ekris	Same	CIBL, Inc	Common Stock	$32,640	*
Anthonie C. van Ekris	Same	ICTC Group, Inc	Common Stock	$60	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc	Common Stock	$600	*

(1)	This information has been furnished as of December 31, 2016.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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The Fund pays each Independent Trustee an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $2,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Trustees during the fiscal year ended September 30, 2016 amounted to $122,000. During the fiscal year ended September 30, 2016, the Trustees of the Fund met four times, all of which were regular Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on November 17, 2016. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by Tait Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on November 17, 2016, the Audit Committee reviewed and discussed with management of the Fund and Tait Weller the audited financial statements of the Fund as of and for the fiscal year ended September 30, 2016, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with Tait Weller the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by Tait Weller as required by Auditing Standard No. 16, as amended (AICPA AU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from Tait Weller the written disclosures and statements required by the SEC’s independence rules, delineating relationships between Tait Weller and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of Tait Weller as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting

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firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and Tait Weller, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended September 30, 2016.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Daniel D. Harding, Chairman

Kinchen C. Bizzell

Elizabeth C. Bogan

Kuni Nakamura

November 17, 2016

The Audit Committee met two times during the fiscal year ended September 30, 2016. The Audit Committee is composed of four of the Fund’s Independent Trustees, Messrs. Harding (Chairman), Bizzell, and Nakamura, and Dr. Bogan. The Fund has certified that each member of the Audit Committee is able to read and understand fundamental financial statements, including those of the Fund. Mr. Harding has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three of the Fund’s Independent Trustees, Messrs. Melarkey (Chairman), Fahrenkopf, Jr., and Platt. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended September 30, 2016. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s By-Laws and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund’s By-Laws for more details.

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The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information About Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on November 18, 2015. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to Ellsworth Growth and Income Fund Ltd., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 9, 2016.

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The following table sets forth certain information regarding the compensation of the Trustees and officers, if any, who were compensated by the Fund rather than the Adviser, for the fiscal year ended September 30, 2016 and by the Fund Complex for the calendar year ended December 31, 2016.

COMPENSATION TABLE

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund*	Paid to Trustees**

INTERESTED TRUSTEES:
Mario J. Gabelli	$0	$0	(0)
Chairman
James A. Dinsmore	$0	$0	(0)
President and Trustee

INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	$13,500	$27,500	(2)
Trustee
Elizabeth C. Bogan	$12,500	$25,500	(2)
Trustee
James P. Conn	$13,500	$260,500	(22)
Trustee
Frank J. Fahrenkopf, Jr.	$13,000	$144,000	(11)
Trustee
Daniel D. Harding	$15,500	$38,000	(3)
Trustee
Michael J. Melarkey	$15,000	$123,234	(10)
Trustee
Kuni Nakamura	$13,500	$219,299	(20)
Trustee
Nicolas W. Platt	$13,000	$26,000	(2)
Trustee
Anthonie C. van Ekris	$12,500	$219,500	(22)
Trustee

*	Represents total compensation paid to such persons by the Fund during the Fund’s fiscal year ended September 30, 2016.

**	Represents the total compensation paid to such persons during the calendar year ended December 31, 2016 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Common Shares of the Fund present in person or represented by proxy at the Meeting if a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

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PROPOSAL 2: TO REVISE THE FUNDAMENTAL

INVESTMENT RESTRICTION REGARDING

BORROWING MONEY AND ISSUING SENIOR SECURITIES

The Proposal

Pursuant to the 1940 Act, the Fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Investment restrictions that the Fund has not specifically designated as being “fundamental” are considered to be “non-fundamental” and may be changed by the Board without shareholder approval.

The Fund’s existing fundamental restriction regarding borrowing money and issuing senior securities is as follows:

The Fund will not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed). Subject to this limitation the Fund may borrow for the purpose of financing repurchases of its shares.

The Board recommends that common shareholders of the Fund approve modernizing the Fund’s fundamental investment restrictions by approving a revision to the Fund’s fundamental investment restriction regarding borrowing money or issuing senior securities. If common shareholders approve Proposal 2, the Board intends to revise the foregoing fundamental investment restriction of the Fund to read as follows:

The Fund may not borrow money or issue senior securities to the extent such borrowing or issuance would violate the 1940 Act.

The effect of approving Proposal 2 would be to permit the Fund to borrow money or issue senior securities to the maximum extent permitted by the 1940 Act. If Proposal 2 is not approved by the Fund’s common shareholders, the existing fundamental investment restriction of the Fund regarding borrowing money and issuing senior securities will remain in effect for the Fund.

Reasons for the Proposed Change to the Fund’s Fundamental Investment Restrictions

At a meeting held on November 17, 2016, the Board reviewed the Fund’s fundamental investment restriction regarding borrowing money and issuing senior securities and determined that it is more restrictive than the 1940 Act requires and that this restrictiveness limits the Fund’s ability to take advantage of favorable market conditions to leverage the Fund’s capital structure in an effort to benefit common shareholders. The Board therefore believes that it is in the best interests of the Fund’s common shareholders for the Fund to have the flexibility to implement a leveraged capital structure through borrowing money or issuing senior securities. Accordingly, the Board voted to recommend to the Fund’s common shareholders that this fundamental investment restriction limiting the Fund’s ability to borrow money or issue senior securities be revised. If the Fund’s common shareholders approve revising of this fundamental investment restriction, the Board intends to adopt for the Fund a fundamental investment restriction that allows the Fund flexibility to borrow money and issue senior securities to the maximum extent permitted by the 1940 Act.

The 1940 Act establishes limits on the ability of the Fund to borrow money and issue senior securities. With respect to borrowing money, the 1940 Act allows the Fund to borrow in an amount up to 33⅓% of its total assets (including amounts borrowed) less liabilities (other than borrowings). With respect to issuing senior securities, the 1940 Act requires that, if the Fund issues or sells any senior securities, immediately after such issuance or sale the Fund must have an asset coverage ratio (as defined in the 1940 Act) of at least 300% with respect to senior securities representing indebtedness (i.e., for every dollar of debt outstanding, the Fund is required to have at least three dollars of assets) and 200% with respect to senior securities representing preferred stock (i.e., for every dollar in liquidation preference of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare dividends or other distributions on, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable, after deducting the amount of such dividend, distribution or purchase price (except that dividends may be declared on preferred shares if the Fund’s indebtedness has an asset coverage of 200% after deducting the amount of such dividend).

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With respect to senior securities representing indebtedness, only the 300% asset coverage requirement at the time of issuance applies if the indebtedness is a promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed (“Private Borrowings”) (hence, the limit with respect to “borrowing money” stated above); however, Private Borrowings may result in the Fund being subject to covenants in credit agreements that are similar to these other 1940 Act requirements. Additionally, the 1940 Act would only permit the Fund to issue one class of debt and one class of preferred equity; however, the Fund would be able to issue multiple series of debt or preferred equity so long as no such series has a preference or priority over any other series upon the distribution of assets of the Fund or in respect of the payment of interest or dividends. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of the Fund (“Temporary Borrowings”).

In addition, under the 1940 Act, certain types of transactions entered into by an investment company, including reverse repurchase agreements, short sales, when-issued and delayed delivery transactions and most derivative transactions (such a swaps, options, futures, forwards and other interest rate and currency transactions) may be considered forms of indebtedness for purposes of the 1940 Act and, therefore, may be considered to be “senior securities” under the 1940 Act. Currently, however, these transactions are permissible under the 1940 Act, and not considered to be “senior securities,” so long as certain earmarking, asset segregation or coverage requirements are met with respect to such transactions. To the extent that an investment company’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

The Fund’s existing fundamental investment restriction regarding borrowing money and issuing senior securities provides the Fund with less flexibility to manage its capital structure than the 1940 Act permits for a closed-end fund. It prohibits the Fund from borrowing money or issuing senior securities, except in connection with temporary or emergency borrowings, as described above. In contrast, the proposed revisions to this fundamental investment restriction would allow the Fund to borrow money or issue senior securities to the maximum extent permitted under the 1940 Act, as described above. These revisions would align the Fund’s flexibility to borrow money and issue senior securities with that of most other closed-end funds. Accordingly, the Fund will have the ability to implement a leveraged capital structure to achieve its investment objective if Proposal 2 is approved; the Fund lacks this ability under its existing fundamental investment restriction and if Proposal 2 is not approved it will continue to lack the ability to implement a leveraged capital structure. If Proposal 2 is approved, the Fund’s use of leverage may increase or decrease from time to time in its discretion, and the Fund could determine not to use leverage at all.

Risks Associated with the Proposal

To the extent that the Fund decides to borrow money or issue senior securities for leveraging in the future, the Fund would be subject to the special risks associated with leverage. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value (“NAV”) per common share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares. During periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the advisory fees paid are calculated as fixed percentages of the Fund’s net assets, which include the proceeds from certain types of leverage pursuant to the terms of the Fund’s investment advisory agreement with the Adviser. Further, if the Fund is unable to maintain any applicable required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. In addition, the Fund will incur interest expense in borrowing money, or dividend expenses in connection with the issuance of preferred shares, which may or may not be outweighed by the income and capital gains derived from the securities purchased with the borrowed funds or proceeds from the preferred share issuance.

Certain types of leverage may also result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements that restrict its operations. The Fund may be subject to certain restrictions on

16

investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any senior securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, to the extent the Fund borrows money or issues preferred shares, the rights of lenders in those borrowing transactions, or the holders of the preferred shares, will be senior to the rights of holders of the Fund’s common shares.

In addition, pursuant to the requirements of the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right (subject to the rights of debtholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, pursuant to the requirements of the 1940 Act, preferred shareholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly would be able to veto any such changes.

With respect to senior securities representing indebtedness, the 1940 Act also requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such indebtedness shall have an asset coverage of less than 100%, the holders of such indebtedness voting as a class shall be entitled to elect at least a majority of the Fund’s Trustees, such voting right to continue until such indebtedness shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such indebtedness shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, with respect to senior securities representing indebtedness, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such indebtedness shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. The foregoing provisions do not apply to Private Borrowings or Temporary Borrowings; however Private Borrowings and Temporary Borrowings may result in the Fund being subject to covenants in credit agreements that are similar to these 1940 Act requirements and the following expectations upon the occurrence and continuance of an event of default. Upon the occurrence and continuance of an event of default, it is expected that the holders of a majority in principal amount of a series of outstanding debt or the indenture trustee with respect to such debt will be able to declare the principal amount of that series of indebtedness immediately due and payable upon written notice to the Fund. Additionally, upon the occurrence and continuance of an event of default, it is expected that the Fund would be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares.

To the extent the Fund utilizes leverage and, as a result, is unable to make common or preferred share distributions, such inability to make distributions could impact the ability of the Fund to qualify for pass-through tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.

While the Board believes that the potential benefits to common shareholders of using leverage in the form of the potential for increased returns during favorable market environments, together with active monitoring and management of any such outstanding leverage, outweighs the risks to common shareholders associated with leverage, there can be no assurance that any leveraging strategy the Fund pursues will be successful or not ultimately have an adverse impact on common shareholders.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities,” defined in the 1940 Act to mean the lesser of the vote of (i) 67% or more of the voting shares present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy; or (ii) the holders of more than 50% of the outstanding voting shares of the Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against Proposal 2. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON PROPOSAL 2 UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE REVISION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Tait Weller, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. Tait Weller acted as the Fund’s independent registered public accounting firm for the fiscal year ended September 30, 2016. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the fiscal years ended September 30, 2015 and 2016, respectively.

Fiscal Year Ended		Audit
September 30	Audit Fees	Related Fees	Tax Fees*	All Other Fees
2015	$40,000	—	$3,700	—
2016	$40,000	—	$3,700	—

*	“Tax Fees” are those fees billed by Tait Weller in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended September 30, 2015 and September 30, 2016 were pre-approved by the Audit Committee.

For the fiscal years ended September 30, 2015 and 2016, Tait Weller has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining Tait Weller’s independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of

18

ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received, if any, for the fiscal year ended September 30, 2016, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. Melarkey who had one late Form 4 filing after the reporting period.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote on Proposal 1. In contrast, because the revision of a fundamental investment restriction requires the affirmative vote of a majority of the outstanding voting shares or of a specified percentage of the outstanding voting shares entitled to vote on Proposal 2, abstentions and broker non-votes, if any, will have the effect of a vote “against” Proposal 2. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Because Proposal 2 is considered non-routine, we do not expect that brokers will be able to vote on Proposal 2 if they have not received instructions from the underlying beneficial owner of the shares, and the shares will be considered broker non-votes in that event. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended March 31, 2017.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

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SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2018 (the “2018 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2018 proxy statement and 2018 proxy relating to that meeting no later than December 6, 2017. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2018 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 16, 2017 and no later than January 15, 2018; provided, however, that if the 2018 Annual Meeting is to be held on a date that is earlier than April 20, 2018 or later than June 9, 2018, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR VOTING INSTRUCTION FORM.

April 5, 2017

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This Page Was Intentionally Left Blank.

ECF-PS-2017

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E21957-P89956	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELLSWORTH GROWTH AND INCOME FUND LTD.
COMMON SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Kinchen C. Bizzell
	02)	James P. Conn
	03)	Frank J. Fahrenkopf, Jr.
	04)	Michael J. Melarkey

B	Revision of Fundamental Investment Restriction — The Board of Trustees recommends a vote FOR revising the Fund's fundamental investment restriction.		For	Against	Abstain

2.	Revise the Fund's fundamental investment restriction regarding borrowing money and issuing senior securities.		☐	☐	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E21958-P89956

ELLSWORTH GROWTH AND INCOME FUND LTD.

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Ellsworth Growth and Income Fund Ltd. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2017, at 8:30 A.M., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, FOR the revision the Fund's fundamental investment restriction and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.